Exhibit 99.1

FOR IMMEDIATE RELEASE

FIRST MIDWEST BANCORP, INC. TO ACQUIRE
STANDARD BANCSHARES, INC.

ITASCA, IL, June 28, 2016 - First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ NGS: FMBI), the parent company of First Midwest Bank, today announced that it has entered into a definitive agreement to acquire Standard Bancshares, Inc. (“Standard”), the holding company for Standard Bank and Trust Company, headquartered in Hickory Hills, Illinois.
Founded in 1947, Standard operates 35 banking offices in the southwest Chicago suburbs and adjacent markets in northwest Indiana. Standard has total assets of approximately $2.5 billion with $2.2 billion in deposits, of which over 90% are core deposits, and $1.8 billion in loans, of which 80% are commercial-related.
The merger agreement provides for a fixed exchange ratio of 0.4350 shares of First Midwest common stock for each share of Standard common stock. Based upon First Midwest’s June 28, 2016 closing price of $16.11 per share, the overall transaction is valued at approximately $365 million, including Standard’s common stock, stock options, phantom stock and stock settled rights.
First Midwest’s President and Chief Executive Officer, Michael L. Scudder said, “We could not be more excited to welcome Standard’s clients and colleagues to the First Midwest team. This combination further positions us as metro Chicago’s premier commercial bank, strengthens our leading south metro market presence and continues our expansion into northwest Indiana. At the same time, Standard’s strong commercial franchise reinforces our commitment to relationship-based business banking as well as adds talented leadership and depth to our collective teams. We greatly look forward to better serving our collective clients through a full range of quality products and services offered through a more robust banking network.”
“We are extremely pleased and excited to join First Midwest,” said Lawrence P. Kelley, Standard’s President and Chief Executive Officer. “First Midwest shares our unparalleled commitment to serving its clients as their most trusted financial partner. As part of the First Midwest team, we will continue to provide the highly personalized experience our clients have come to expect while providing our clients with an expanded suite of products and services. This partnership will be a long-term benefit to our shareholders, clients and the communities we serve.”
Upon closing of the transaction, Larry Kelley will serve as the Market President for First Midwest in its south metro Chicago and northwest Indiana markets, and will serve on the Board of Directors of First Midwest Bank.
It is anticipated that the transaction will close in late 2016 or early 2017. The transaction remains subject to customary regulatory approvals and closing conditions, as well as the approvals of First Midwest and Standard shareholders.

First Midwest Bancorp, Inc. | One Pierce Place | Suite 1500 | Itasca | Illinois | 60143

Advisors
Sandler O’Neill + Partners, L.P. acted as financial advisor and Sullivan & Cromwell LLP served as legal counsel to First Midwest.
J.P. Morgan Securities LLC acted as financial advisor and Kirkland & Ellis LLP served as legal counsel to Standard.
Other Information
First Midwest will post the presentation slides that accompany the conference call described below to the Investor Relations section of First Midwest’s website.
Conference Call
First Midwest will conduct a conference call to discuss the transaction and related matters tomorrow, June 29, 2016, at 9:00 AM (ET). Members of the public who would like to listen to the conference call should dial (877) 507-0639 (U.S. domestic) or (412) 317-6003 (International) and ask for the First Midwest Bancorp, Inc. call. The number should be dialed 10 to 15 minutes prior to the start of the conference call. There is no charge to access the call. The conference call, together with accompanying presentation slides, will also be accessible as an audio webcast through the Investor Relations section of First Midwest’s website, www.firstmidwest.com/investorrelations. For those unable to listen to the live broadcast, a replay, together with the presentation slides, will be available on First Midwest’s website or by dialing (877) 344-7529 (U.S. domestic) or (412) 317-0088 (International) conference I.D. 10088781 beginning one hour after completion of the live call until 9:00 A.M. (ET) on July 7, 2016. Please direct any questions regarding obtaining access to the conference call to First Midwest Bancorp, Inc. Investor Relations, via e-mail, at investor.relations@firstmidwest.com.
About First Midwest
First Midwest is a relationship-based financial institution and one of the largest independent publicly-traded bank holding companies based on assets headquartered in the Midwest, with approximately $10.7 billion in assets and over $8 billion in trust assets under management. First Midwest’s principal subsidiary, First Midwest Bank, and other affiliates provide a full range of commercial, retail, wealth management, trust and private banking products and services through over 110 locations in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa. First Midwest’s common stock is traded on the NASDAQ Stock Market under the symbol FMBI. First Midwest’s website is www.firstmidwest.com.
About Standard
Standard Bancshares, Inc. is the holding company of Standard Bank and Trust Company and maintains its principal executive offices in Hickory Hills, Illinois. Standard is a relationship-focused bank that serves local businesses and individuals through a full range of services, including business and retail banking, trust and wealth management. Standard provides these financial services through 35 banking locations throughout southwest Chicago and northwest Indiana. Standard’s website is www.standardbanks.com.

First Midwest Bancorp, Inc. | One Pierce Place | Suite 1500 | Itasca | Illinois | 60143

Forward-Looking Statements
This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. We caution you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this press release, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Standard might not be realized within the expected timeframes or might be less than projected, the requisite shareholder and regulatory approvals for the proposed transaction between First Midwest and Standard might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Standard’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Standard operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest’s subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Standard.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Standard, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of First Midwest and Standard, which also will constitute a prospectus of First Midwest, that First Midwest and Standard will send to their respective shareholders. Investors and shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Standard and the proposed transaction. When filed, this document and other documents relating to the merger filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from

First Midwest Bancorp, Inc. | One Pierce Place | Suite 1500 | Itasca | Illinois | 60143

First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Standard Bancshares, Inc. upon written request to Standard Bancshares, Inc., Attn: Lawrence P. Kelley, President and Chief Executive Officer, 7800 West 95th Street, Hickory Hills, Illinois 60457 or by calling (708) 499-2000.

Participants in this Transaction

First Midwest, Standard and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of First Midwest and Standard in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 14, 2016 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

CONTACTS:

Paul F. Clemens
(Investors)
EVP and Chief Financial Officer
(630) 875-7347
paul.clemens@firstmidwest.com

James M. Roolf
(Media)
SVP and Corporate Relations Officer
(630) 875-7533
jim.roolf@firstmidwest.com

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First Midwest Bancorp, Inc. | One Pierce Place | Suite 1500 | Itasca | Illinois | 60143